UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 11, 2007
                        (Date of earliest event reported)

                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-11454-03               58-1974423
(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
     Incorporation)                                          Identification No.)

                      3010 North Military Trail, Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


     As previously described in vFinance, Inc.'s (the "Company") Annual Report on Form 10-K for the year ended December 31, 2006, it was the Company's policy to reduce the market value of trading securities and securities available-for-sale, which are traded but restricted as to resale, held by the Company by 25% to reflect this restriction.

     On December 11, 2007, after discussions with the staff of the Securities and Exchange Commission (the "SEC") with regard to the Company's Registration Statement on Form S-1 filed with the SEC on November 13, 2006, as amended by Amendment No. 1 to Form S-1 filed with the SEC on May 8, 2007 (as amended, the "Registration Statement"), and after considering applicable accounting guidance related to the valuation of restricted securities, the Chief Executive Officer and Chief Financial Officer of the Company concluded that the 25% valuation reduction is not consistent with generally accepted accounting principles in the United States. As a result of this determination, the Company's financial statements as of and for the years ended December 31, 2006, 2005, 2004 and 2003 will be restated to remove the effects of this policy and all related disclosures.

     As a result of the foregoing, the Company intends to file its Annual Report on Form 10-K for the year ending December 31, 2007 with restated financial statements and revised disclosures for the fiscal periods covered by that report. The Company's Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2008, June 30, 2008 and September 30, 2008 will include restated financial statements and revised disclosures for each corresponding period in 2007. The Registration Statement will be amended to, among other things, include restated financial statements and revised disclosures for periods covered therein.

     The Company estimates its adjustments to increase (decrease) revenues and net (loss) income to be $81,000 for 2003, ($49,000) for 2004, $103,000 for 2005
and $15,000 for 2006. The Company estimates its 2007 quarterly adjustments to increase (decrease) revenues and net (loss) income as $19,000 for the first quarter, ($17,000) for the second quarter and ($24,000) for the third quarter of 2007

     The Company's Chief Executive Officer and Chief Financial Officer have discussed the foregoing with Sherb & Co., LLP, the Company's independent auditors.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFinance, Inc.



                                       By:       /s/ Leonard J. Sokolow
                                                 ----------------------------
                                       Name:     Leonard J. Sokolow
                                       Title:    Chief Executive Officer


Date:   December 12, 2007


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